Exhibit 21

BLACK HILLS CORPORATION

ACTIVE WHOLLY OWNED DIRECT AND INDIRECT SUBSIDIARIES

Acquisition Partners, LP, a New York limited partnership

Adirondack Hydro – Fourth Branch, LLC, a New York limited liability company

Adirondack Hydro Development Corporation, a Delaware corporation

Adirondack Operating Services, LLC, a New York limited liability company

Black Hills Acquisition Corp., a Colorado corporation

Black Hills Colorado, LLC, a Delaware limited liability company

Black Hills Energy Capital, Inc., a Delaware corporation

Black Hills Energy Inc., a South Dakota corporation

Black Hills Energy Pipeline, LLC, a Delaware limited liability company

Black Hills Energy Resources, Inc., a South Dakota corporation

Black Hills Energy Terminal, LLC, a South Dakota limited liability company

Black Hills Exploration and Production, Inc., a Wyoming corporation

Black Hills Fiber Systems, Inc., a South Dakota corporation

Black Hills FiberCom, LLC, a South Dakota limited liability company

Black Hills Fountain Valley, LLC, a Delaware limited liability company

Black Hills Generation, Inc., a Wyoming corporation

Black Hills Harbor, LLC, a Delaware limited liability company

Black Hills Idaho Operations, LLC, a Delaware limited liability company

Black Hills Kilgore Energy Pipeline, LLC, a Delaware limited liability company

Black Hills Kilgore Pipeline Company, L.P., a Texas limited partnership

Black Hills Kilgore Pipeline, Inc., a Delaware corporation

Black Hills Long Beach, Inc., a Delaware corporation

Black Hills Millennium Pipeline, Inc., a South Dakota corporation

Black Hills Millennium Terminal, Inc., a South Dakota corporation

Black Hills Nevada Operations, LLC, a Delaware limited liability company

Black Hills Nevada Real Estate Holdings, LLC, a Delaware limited liability company

Black Hills Nevada, LLC, a Delaware limited liability company

Black Hills North America, Inc., a Delaware corporation

Black Hills Operating Company, LLC, a Delaware limited liability company

Black Hills Power, Inc., a South Dakota corporation

Black Hills Southwest, LLC, a Delaware limited liability company

Black Hills Valmont Colorado, Inc., a Delaware corporation

Daksoft, Inc., a South Dakota corporation

E NextA Equipment Leasing Company, LLC, a Delaware limited liability company

EIF Investors, Inc., a Delaware corporation

Enserco Energy, Inc., a South Dakota corporation

Fountain Valley Power, LLC, a Delaware limited liability company

Harbor Cogeneration Company, a California corporation

Hudson Falls, LLC, a New York limited liability company

Indeck North American Power Fund, LP, a Delaware limited partnership

Indeck North American Power Partners, LP, a Delaware limited partnership

Indeck Pepperell Power Associates, Inc., a Delaware corporation

Landrica Development Company, a South Dakota corporation

Las Vegas Cogeneration Energy Financing Company, LLC, a Delaware limited liability company

Las Vegas Cogeneration II, LLC, a Delaware limited liability company

Middle Falls Corporation, a New York Corporation

Middle Falls II, LLC, a New York limited liability company

Millennium Pipeline Company, L.P., a Texas limited partnership

Millennium Terminal Company, L.P., a Texas limited partnership

NHP, LP, a New York limited partnership

North American Funding, LLC, a Delaware limited liability company

NYSD Limited Partnership, a New York limited partnership

NYSD Partners, LLC, a New York limited liability company

Sissonville Corporation, a New York corporation

Sissonville II, LLC, a New York limited liability company

Sissonville Partners, LLC, a New York limited liability company

Sissonville Limited Partnership, a New York limited partnership

South Glens Falls, LLC, a Delaware limited liability company

State Dam Corporation, a New York corporation

State Dam II, LLC, a New York limited liability company

Sunco Ltd., LLC, a Nevada limited liability company

Warrensburg Corporation, a New York corporation

Warrensburg Hydro Power Limited Partnership, a New York limited partnership

Warrensburg II Corporation, a New York corporation

Wyodak Resources Development Corp., a Delaware corporation